UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2012

AMERICAN PARAMOUNT GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-138148	20-5243308
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

141 Adelaide St. West, Suite 240, Toronto, Ontario, Canada	M5H 3L5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (416) 214-0049

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective February 24, 2012, H. Neville Rhoden and J. Trevor Eyton resigned as directors of our company. The resignations of Mr. Rhoden and Mr. Eyton were not the result of any disagreements with our company regarding our operations, policies, practices or otherwise.

Item 7.01	Regulation FD Disclosure

On February 27, 2011, we issued a news release with an update on the data results of our company’s Cap Gold Project.

Item 9.01	Financial Statements and Exhibits

99.1	News Release dated February 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PARAMOUNT GOLD CORP.

/s/ Hugh Aird
Hugh Aird
President, CEO and Director

February 27, 2012